Portfolio of Investments (unaudited)

As of March 31, 2019

	Shares or Principal Amount	Value
LONG-TERM INVESTMENTS (100.5%)
COMMON STOCKS (100.5%)
INDIA (98.9%)
Communication Services (1.1%)
Bharti Infratel Ltd.(a)	1,533,289	$6,916,829

Consumer Discretionary (6.7%)
Bosch Ltd.(a)	57,223	15,025,132
Hero MotoCorp Ltd.(a)	426,000	15,692,012
Maruti Suzuki India Ltd.(a)	121,600	11,705,402

		42,422,546

Consumer Staples (19.1%)
Godrej Agrovet Ltd.(a)(b)	1,038,238	7,628,712
Godrej Consumer Products Ltd.(a)	1,779,867	17,586,682
Hindustan Unilever Ltd.(a)	1,137,000	27,999,841
ITC Ltd.(a)	8,132,000	34,796,387
Jyothy Laboratories Ltd.(a)	4,134,940	10,914,908
Nestle India Ltd.(a)	140,800	22,259,938

		121,186,468

Energy (1.4%)
Aegis Logistics Ltd.(a)	3,100,000	9,072,256

Financials (23.5%)
Aditya Birla Capital Ltd.(a)(c)	1,148,576	1,601,428
Bandhan Bank Ltd.(a)(b)	1,273,721	9,649,681
GRUH Finance Ltd.(a)	1,640,000	6,533,403
HDFC Bank Ltd.(a)	674,000	22,587,095
Housing Development Finance Corp. Ltd.(a)	2,193,000	62,153,107
Kotak Mahindra Bank Ltd.(a)	1,657,000	31,926,443
Max Financial Services Ltd.(a)(c)	510,000	3,188,897
SBI Life Insurance Co. Ltd.(a)(b)	1,420,000	11,937,480

		149,577,534

Health Care (8.4%)
GlaxoSmithKline Pharmaceuticals Ltd.(a)	328,214	6,133,425
Piramal Enterprises Ltd.(a)	754,281	29,996,670
Sanofi India Ltd.	121,170	10,323,282
Syngene International Ltd.(a)(b)	830,000	7,043,065

		53,496,442

Industrials (5.3%)
ABB India Ltd.(a)	349,224	6,620,635
Container Corp. Of India Ltd.(a)	2,991,250	22,707,890
Thermax Ltd.(a)	302,693	4,243,991

		33,572,516

The India Fund, Inc.

Portfolio of Investments (unaudited) (concluded)

As of March 31, 2019

	Shares or Principal Amount	Value
LONG-TERM INVESTMENTS (continued)
COMMON STOCKS (continued)
INDIA (continued)
Information Technology (17.5%)
Cyient Ltd.(a)	412,531	$3,874,741
Infosys Ltd.(a)	3,364,854	36,028,984
Mphasis Ltd.(a)	1,480,748	21,388,572
Tata Consultancy Services Ltd.(a)	1,731,366	49,998,801

		111,291,098

Materials (13.5%)
Ambuja Cements Ltd.(a)	1,821,000	6,184,446
Asian Paints Ltd.(a)	1,050,880	22,585,405
Castrol (India) Ltd.(a)	2,600,000	6,233,384
Grasim Industries Ltd.(a)	1,100,230	13,660,761
Shree Cement Ltd.(a)	43,000	11,638,002
UltraTech Cement Ltd.(a)	440,969	25,465,171

		85,767,169

Real Estate (2.4%)
Godrej Properties Ltd.(a)(c)	784,581	9,177,030
Prestige Estates Projects Ltd.(a)	1,770,000	6,432,802

		15,609,832

		628,912,690

UNITED STATES (1.6%)
Information Technology (1.6%)
Cognizant Technology Solutions Corp., Class A	139,000	10,070,550

Total Common Stocks		638,983,240

SHORT-TERM INVESTMENT (0.2%)
UNITED STATES (0.2%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.39%(d)	1,587,993	1,587,993

Total Short-Term Investment		1,587,993

Total Investments (Cost $322,749,022) - 100.7%		640,571,233

Liabilities in Excess of Other Assets - (0.7)%		(4,634,948)

Net Assets - 100.0%		$635,936,285

(a)	Fair Values are determined pursuant to procedures approved by the Fund’s Board of Directors. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price.

(b)	Denotes a security issued under Regulation S or Rule 144A.

(c)	Non-income producing security.

(d)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of March 31, 2019.

The India Fund, Inc.

Notes to Portfolio of Investments (unaudited)

March 31, 2019

Summary of Significant Accounting Policies

a.	Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Fund’s Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 per share net asset value. Generally, these investment types are categorized as Level 1 investments.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Fund’s Board of Directors (the “Board”). A security that has been fair valued by the Fund’s Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

The India Fund, Inc.